                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 7, 1997


                             NOVELLUS SYSTEMS, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                   CALIFORNIA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-1757                                       77-0024666
 ------------------------                   -----------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)



                   3970 North First Street, San Jose, CA 95134
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 943-9700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 2.  Acquisition or Disposition of Assets.

         On June 20, 1997, pursuant to that certain Asset Purchase Agreement dated as of May 7, 1997, between the Registrant, as buyer, and Varian Associates, Inc., a Delaware corporation ("Varian"), as seller, as amended by that certain First Amendment to Asset Purchase Agreement dated as of June 20, 1997, between the Registrant and Varian (as so amended the "Asset Purchase Agreement"), the Registrant purchased, itself or through certain of the Registrant's wholly-owned subsidiaries, Varian's Thin Film Systems Business (the "Business"), which includes, the development, manufacture and sale of products for physical vapor deposition and chemical vapor deposition of thin films, for a cash purchase price of $145.5 million, subject to adjustment based on a final closing balance sheet currently being prepared (as adjusted, the "Purchase Price"). Subject to adjustment as described above, the Purchase Price was paid and the closing deliveries were made on June 20, 1997. However, the transfer of the Business and the payment of the Purchase Price were deemed made and effected as of June 13, 1997. Accordingly, the closing balance sheet and all adjustments to the Purchase Price will be prepared and made as of June 13, 1997.

        The assets included in the Business purchased by the Registrant, include, among other things, the Business' accounts receivable, inventory, fixed and tangible personal property (including, without limitation, all machinery, equipment, supplies, tools, tooling, furniture, fixtures, hardware, dies and spare parts), intangible personal property, contracts, and books and records. The assets purchased by the Registrant also included certain intellectual property used in the Business. In addition to the intellectual property purchased by the Registrant, pursuant to a certain Cross-License Agreement dated as of May 7, 1997 (the "Cross-License Agreement"), between Varian and the Registrant, among other things, the Registrant was granted certain licenses to use certain additional intellectual property owned by Varian, and the Registrant granted to Varian certain licenses to use certain intellectual property owned by the Registrant. Seller and the Registrant also have entered into an agreement relating to certain expense reimbursement and indemnification obligations of Seller with respect to certain pending litigation involving certain of the assets sold to the Registrant pursuant to the Asset Purchase Agreement.

         In addition to the personal property assets acquired by the Registrant, the Registrant also acquired Varian's interest as tenant in and to Varian's lease (the "Lease") of certain real property in Palo Alto, California, from the Leland Stanford Junior University, and all of the improvements and fixtures located thereon (such improvements and fixtures, the "Facility"). Varian agreed that, for a period of up to one year, Varian will provide to the Registrant certain services required by Registrant to operate the Business at the Facility. Varian also agreed to permit the Registrant, for a period of up to 24 months, to share the use of certain other facilities of Varian where portions of the Business are conducted.

         In addition to the assets, the Registrant assumed certain liabilities relating to the Business.

         All of the assets acquired by the Registrant will continue to be used by the Registrant in conducting the Business, as conducted when the same was acquired by the Registrant, provided that the Registrant may transfer the locations at which portions of the Business are presently conducted to different locations.
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         The Purchase Price paid at the closing was comprised of $80.5 million paid from the Registrant's own working capital funds, and a $65 million loan made to the Registrant pursuant to a Credit Agreement dated June 9, 1997, among the Registrant, ABN AMRO Bank N.V., as agent, and a syndicate of lenders named in such Credit Agreement. The Purchase Price was determined through arms-length negotiations between the Registrant and Varian, which negotiations took into account the Business' financial position, operating history, products, intellectual property and other factors relating to the Business. There are no material relationships between Varian and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer, except that Richard A. Aurelio, Executive Vice President of Varian is a member of the board of directors of the Registrant. Mr. Aurelio was appointed to the board of directors of the Registrant in May 1997, after the execution of the Asset Purchase Agreement (prior to amendment thereof) and the Cross-License Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired

         The audited financial statements of the Thin Film Systems Business of Varian Associates, Inc., are not yet completed. The required audited financial statements will be filed with the Securities and Exchange Commission within 60 days of the filing of this report on Form 8-K.

(b)      Pro Forma Financial Information

         The unaudited pro forma financial information of Novellus Systems, Inc. and the Thin Film Systems Business of Varian Associates, Inc., are not yet completed. The required unaudited pro forma financial information will be filed with the Securities and Exchange Commission within 60 days of the filing of this report on Form 8-K.

(c)      Exhibits

         The Exhibit Index appearing on page 5 is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NOVELLUS SYSTEMS, INC.


                                By: /s/ Robert H. Smith
                                    -------------------------------------------
                                    Robert H. Smith
                                    Executive Vice President Finance and
                                    Administration, Chief Financial Officer and
                                    Secretary

Dated:  July 7, 1997



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                                  EXHIBIT INDEX

                                                                                              Sequentially
           Exhibit                                                                              Numbered
            Number                                 Description                                    Page
           ------                                  -----------                                -------------
             2.1                Asset Purchase Agreement by and between Varian                     6
                                Associates, Inc. and Novellus Systems, Inc.

             2.2 First Amendment to Asset Purchase Agreement by and between Varian Associates, Inc. and Novellus
                                Systems, Inc.

             2.3                Assignment and Assumption of Lessee's Interest in
                                Lease (Units 8 and 9, Palo Alto) and Covenants,
                                Conditions and Restrictions on Leasehold
                                Interests (Units 1-12, Palo Alto)

             2.4                Sublease (Portion of Unit 9, Palo Alto)

             2.5                Shared Use Agreement

             2.6                Environmental Agreement

             2.7                Cross-License Agreement between Varian
                                Associates, Inc. and Novellus Systems, Inc.

             2.8                Parts Supply Agreement